ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended	12 Months Ended
	Sep. 28, 2019	Dec. 29, 2018
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization and Business

We are a growing designer, marketer, retailer, and distributor of a variety of innovative, branded, premium products to a wide-ranging customer base. Our mission is to ensure that each YETI product delivers exceptional performance and durability in any environment, whether in the remote wilderness, at the beach, or anywhere else life takes our customers. By consistently delivering high-performing products, we have built a following of engaged brand loyalists throughout the United States, Canada, Australia, Japan, and elsewhere, ranging from serious outdoor enthusiasts to individuals who simply value products of uncompromising quality and design. Our relationship with customers continues to thrive and deepen as a result of our innovative new product introductions, expansion and enhancement of our existing product families, and multifaceted branding activities.

We distribute our products through a balanced omni-channel platform, consisting of our wholesale and direct-to-consumer (“DTC”) channels. In our wholesale channel, we sell our products through select national and regional accounts and an assemblage of independent retail partners throughout the United States and, more recently, Australia, Canada, Japan, and Europe. We carefully evaluate and select retail partners that have an image and approach that are consistent with our premium brand and pricing. Our domestic national and regional specialty retailers include Dick’s Sporting Goods, REI, Academy Sports + Outdoors, Bass Pro Shops / Cabela’s, Ace Hardware, and Williams Sonoma. We also expect to sell our products through Lowe's beginning in December 2019. We sell our products in our DTC channel to customers on YETI.com, country and region-specific YETI websites, and YETI Authorized on the Amazon Marketplace, as well as customized products with licensed marks and original artwork through our corporate sales program and at YETI.com. Additionally, we sell our full line of products in Austin, Texas at our first retail store and our corporate store, as well as at our retail stores in Charleston, South Carolina and Chicago, Illinois, which opened in June 2019 and September 2019, respectively. We may also open temporary “pop-up” stores with initial lease terms of 24 months or less.

The terms “we,” “us,” “our,” and “the Company” as used herein and unless otherwise stated or indicated by context, refer to YETI Holdings, Inc. and its subsidiaries.

Basis of Presentation and Principles of Consolidation

The unaudited condensed consolidated financial statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). Accordingly, our financial statements reflect all normal and recurring adjustments that are, in the opinion of management, necessary for a fair presentation of our results of operations for the interim periods. Intercompany transactions are eliminated in consolidation.

Certain information and footnote disclosures normally included in the consolidated financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to applicable rules and regulations of the SEC.  These interim financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended December 29, 2018. The results of operations for interim periods are not necessarily indicative of results to be expected for the full fiscal year.

The preparation of consolidated financial statements in conformity with GAAP requires our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Estimates and assumptions about future events and their effects cannot be made with certainty. Estimates may change as new events occur, when additional information becomes available and if our operating environment changes. Actual results could differ from our estimates.

We operate on a “52-to 53-week” fiscal year ending on the Saturday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53-week year when the fourth quarter will be 14 weeks. The unaudited consolidated financial results represent the three months and nine months ended September 28, 2019 and September 29, 2018.
Fair Value of Financial Instruments

For financial assets and liabilities recorded at fair value on a recurring or non-recurring basis, fair value is the price we would receive to sell an asset, or pay to transfer a liability, in an orderly transaction with a market participant at the measurement date. In the absence of such data, fair value is estimated using internal information consistent with what market participants would use in a hypothetical transaction. In determining fair value, observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions; preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1: Quoted prices for identical instruments in active markets.
Level 2: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.
Level 3: Significant inputs to the valuation model are unobservable.

Our financial instruments consist principally of cash, accounts receivable, accounts payable, and bank indebtedness. The carrying amount of cash, accounts receivable, and accounts payable, approximates fair value due to the short-term maturity of these instruments. The carrying amount of our long-term bank indebtedness approximates fair value based on Level 2 inputs since our $650.0 million senior secured credit facility (“Credit Facility”) carries a variable interest rate that is based on London Interbank Offered Rate (“LIBOR”).

Emerging Growth Company Status

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised financial accounting standards until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with the adoption of new or revised accounting standards and as a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates. We will remain an emerging growth company until the earliest of (i) the end of the fiscal year in which the market value of our common stock that is held by non-affiliates is at least $700 million as of the last business day of our most recently completed second fiscal quarter, (ii) the end of the fiscal year in which we have total annual gross revenues of $1.07 billion or more during such fiscal year, (iii) the date on which we issue more than $1.0 billion in non-convertible debt in a three year period, or (iv) the end of the fiscal year in which the fifth anniversary of our initial public offering (“IPO”) occurs.

As of June 28, 2019, the last business day of our most recently completed second fiscal quarter, the market value of our common stock that was held by non-affiliates was greater than $700 million. As a result, we will become a large accelerated filer and will no longer qualify as an emerging growth company on December 28, 2019, the end of our current fiscal year. Accordingly, at that time we will no longer qualify for the provisions of the JOBS Act that allow companies to adopt new or revised accounting standards when required by private company accounting standards.

Recently Adopted Accounting Guidance

In July 2019, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2019-07, Codification Updates to SEC Sections. ASU 2019-07 clarifies the disclosure and presentation requirements of a variety of codification topics by more closely aligning them with the SEC disclosure rules and regulations, eliminating redundancies and simplifying application of the codification. ASU 2019-07 is effective upon issuance and it did not have a material impact to our consolidated financial statements or related disclosures.

In May 2018, the FASB issued ASU 2018-07, Compensation – Stock Compensation (Topic 718), which conformed the current non-employee share-based accounting standard with employee share-based accounting. We elected to adopt this standard early, on June 30, 2019, the first day of the third quarter of fiscal year 2019, and such adoption did not have a material impact on our consolidated financial statements or related disclosures.
In the first quarter of 2019, we adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective transition method and applying this approach to contracts not completed as of the date of adoption. ASC 606 establishes a single comprehensive model for entities to use in accounting for revenue under GAAP and requires companies to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASC 606 also requires certain disclosures regarding qualitative and quantitative information with respect to the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The adoption of ASC 606 resulted in a net decrease of $0.5 million to accumulated deficit as of December 30, 2018. The cumulative effect adjustment primarily related to revenue that would have been recognized in the prior period for certain wholesale transactions and substantially all e-commerce transactions at the time of shipment, rather than upon delivery to the customer, based on our evaluation of the transfer of control of the goods. Comparative prior period information has not been restated and continues to be reported in accordance with accounting standards in effect for those periods. Please see Note 2 for additional revenue disclosures.

Under ASC 606, an asset for the estimated cost of inventory expected to be returned is now recognized separately from the liability for sales-related reserves. This resulted in an increase in prepaid expenses and other current assets and an increase in accrued expenses and other current liabilities on our unaudited condensed consolidated balance sheets as of September 28, 2019.

As mentioned above, the adoption of ASC 606 impacted the timing of revenue recognized related to sales for certain wholesale transactions and substantially all e-commerce transactions, resulting in earlier recognition of such sales. Additionally, miscellaneous claims from customers are now recognized in net sales. Previously, these costs were recorded in selling, general and administrative expenses.

The following tables compare unaudited condensed consolidated financial statements reported in accordance with the requirements of ASC 606 to the amounts that would have been reported had the new standard not been applied (in thousands):

	Three Months Ended September 28, 2019			Nine Months Ended September 28, 2019
	As Reported	Impact of Adoption	Balances without Adoption of ASC 606	As Reported	Impact of Adoption	Balances without Adoption of ASC 606
Net sales	$229,125	$(754)	$228,371	$616,132	$(7,033)	$609,099
Cost of goods sold	109,049	45	109,094	303,152	(2,433)	300,719
Gross profit	120,076	(799)	119,277	312,980	(4,600)	308,380
Selling, general, and administrative expenses	86,071	84	86,155	235,191	319	235,510
Operating income	34,005	(883)	33,122	77,789	(4,919)	72,870
Interest expense	(5,319)	—	(5,319)	(17,081)	—	(17,081)
Other expense	(304)	—	(304)	(192)	—	(192)
Income before income taxes	28,382	(883)	27,499	60,516	(4,919)	55,597
Income tax expense	(7,080)	216	(6,864)	(14,824)	1,206	(13,618)
Net income	$21,302	$(667)	$20,635	$45,692	$(3,713)	$41,979

	September 28, 2019
	As Reported	Impact of Adoption	Balances without Adoption of ASC 606
ASSETS
Accounts receivable, net	$74,758	$(8,360)	$66,398
Inventory	209,154	2,780	211,934
Prepaid expenses and other current assets	13,303	(584)	12,719
Deferred charges and other assets	1,663	27	1,690

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expenses and other current liabilities	38,220	(584)	37,636
Taxes payable	2,863	(1,340)	1,523
Accumulated deficit	(194,287)	(4,213)	(198,500)

The adjustments above do not have an impact on net cash used in operating activities; however, they do impact the changes in operating assets and liabilities for the related accounts within the disclosure of operating activities on our unaudited condensed consolidated statement of cash flows.

Recent Accounting Guidance Not Yet Adopted

In February 2016, the FASB issued ASU 2016-2, and also subsequently issued amendments to the initial guidance in ASU 2018-10, ASU 2018-11, ASU 2018-20 and ASU 2019-01, (collectively, Leases (Topic 842)), which replaces existing lease accounting guidance. The new standard is intended to provide enhanced transparency and comparability by requiring lessees to record right-of-use (“ROU”) assets and corresponding lease liabilities on the balance sheet. The new guidance will require lessees to continue to classify leases as either operating or financing, with classification affecting the pattern of expense recognition in the income statement. Since we anticipate that we will no longer qualify as an emerging growth company as of December 28, 2019, we expect to adopt this standard effective December 30, 2018, the first day of fiscal year 2019. The ASU is required to be applied using a modified retrospective approach at the beginning of the earliest period presented, with optional practical expedients. We continue to assess the effect the guidance will have on our existing accounting policies, processes, and controls. We estimate the adoption of this ASU will result in the recognition of ROU assets of approximately $30 million to $40 million and lease liabilities for operating leases of approximately $40 million to $50 million on our consolidated balance sheets as of the date of adoption. The difference between the leased assets and lease liabilities primarily represents the existing deferred rent and tenant improvement allowance liabilities balance, resulting from historical straight-lining of operating leases, which were effectively reclassified upon adoption to reduce the measurement of the leased assets. We do not expect this ASU to have a material impact on our results of operations or cash flows.

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, and also subsequently issued amendments to the initial guidance, in ASU 2018-19, ASU 2019-04, and ASU 2019-05. ASU 2016-13 replaces the current incurred loss impairment method with a method that reflects expected credit losses on financial instruments. In November 2018, the FASB issued update ASU 2018-19, clarifying the scope of ASU 2016-13. In April 2019, the FASB issued updated ASU 2019-04, clarifying that equity instruments without readily determinable fair values for which an entity has elected the measurement alternative should be remeasured to fair value as of the date that an observable transaction occurred. In May 2019, the FASB issued ASU 2019-05, which provides an option to irrevocably elect to measure certain individual financial assets at fair value instead of amortized cost. The new standard is effective for fiscal years beginning after December 15, 2019, and early adoption is permitted. Because we anticipate that we will no longer qualify as an emerging growth company as of December 28, 2019, we expect to adopt this standard in the first quarter of fiscal year 2020 and are currently evaluating the impact that the adoption of this standard will have on our consolidated financial statements and related disclosures.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

YETI Holdings, Inc. acquired the operations of YETI Coolers, LLC (“Coolers”) on June 15, 2012. We are headquartered in Austin, Texas, and are a designer, marketer, and distributor of premium products for the outdoor and recreation market which are sold under the YETI brand. We sell our products through our wholesale channel, including independent retailers, national, and regional accounts across a wide variety of end user markets, as well as through our direct‑to‑consumer channel (“DTC”), primarily our e‑commerce website.

In addition to Coolers, YETI Australia Pty Ltd, YETI Canada Limited, YETI Hong Kong Limited, and YETI Outdoor Products Company Limited were established and consolidated as wholly‑owned foreign entities in January 2017, February 2017, March 2017, and June 2017, respectively. Furthermore, YETI Holdings, Inc.’s exclusive customization partner, Rambler On LLC (“Rambler On”) was previously consolidated as a variable interest entity (“VIE”) in August 2016, and on May 15, 2017, YETI Custom Drinkware, LLC (“YCD”) acquired the assets and liabilities of Rambler On. We consolidate YCD as a wholly‑owned subsidiary.

The terms “we,” “us,” “our,” and “the Company” as used herein and unless otherwise stated or indicated by context, refer to YETI Holdings, Inc. and its subsidiaries.

Basis of Presentation and Principles of Consolidation

The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). The consolidated financial statements include our accounts and those of our wholly-owned subsidiaries and VIEs of which we are the primary beneficiary. A VIE is required to be consolidated by its primary beneficiary which is generally defined as the party who has (a) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance and (b) the obligation to absorb losses of the VIE or the right to receive benefits that could potentially be significant to the VIE. We evaluate our relationships with VIEs on an ongoing basis to determine whether we are their primary beneficiary. Consolidated VIEs are presented as noncontrolling interests. Intercompany balances and transactions are eliminated in consolidation.

In preparing the consolidated financial statements, we make estimates and judgments that affect the reported amounts of assets, liabilities, sales, expenses, and related disclosure of contingent assets and liabilities. We re‑evaluate our estimates on an ongoing basis. Our estimates are based on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Due to the uncertainty inherent in these estimates, actual results may differ from these estimates and could differ based upon other assumptions or conditions.

Change of Fiscal Year End

Effective January 1, 2017, we converted our fiscal year end from a calendar year ending December 31 to a “52- to 53-week” year ending on the last Saturday of December, such that each quarterly period will be 13 weeks in length, except during a 53-week year when the fourth quarter will be 14 weeks. This change did not have a material effect on our consolidated financial statements, and therefore we did not retrospectively adjust our financial statements. The consolidated financial results represent the fiscal years ending December 29, 2018 (“fiscal 2018”), December 30, 2017 (“fiscal 2017”), and December 31, 2016 (“fiscal 2016”).

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimated allowance for doubtful accounts. We make ongoing estimates relating to our ability to collect our accounts receivable and maintain an allowance for estimated losses resulting from the inability of our customers to make required payments. In determining the amount of the allowance, we consider our historical level of credit losses and make judgments about the credit worthiness of our customers based on ongoing credit evaluations and their payment trends. Accounts receivable are uncollateralized customer obligations due under normal trade terms typically requiring payment within 30 to 90 days of sale. Receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded to income when received. Our allowance for doubtful accounts was $0.1 million as of both December 29, 2018 and December 30, 2017.

Advertising

Advertising costs are expensed in the period in which the advertising occurs and included in selling, general and administrative expenses in our consolidated statements of operations. Advertising costs were $27.5 million, $26.5 million, and $33.1 million for fiscal 2018, fiscal 2017, and fiscal 2016, respectively. At December 29, 2018 and December 30, 2017, prepaid advertising costs were $1.3 million and $0.7 million, respectively.

Cash

We maintain our cash in bank deposit accounts which, at times, may exceed federally insured limits. We have not historically experienced any losses in such accounts.

Comprehensive Income

Our comprehensive income is determined based on net income adjusted for gains and losses on foreign currency translation adjustments.

Contingent Consideration Payable

In connection with the acquisition of Coolers in 2012, we provided a seller earnout provision whereby the sellers would be entitled to an additional cash payment of up to a maximum of $10.0 million (the “Contingent Consideration”), upon the achievement of certain performance thresholds and events. The Contingent Consideration liability was initially measured at a fair value of $2.9 million at the date of acquisition. In 2016, we paid in full the Contingent Consideration for $2.9 million.

Deferred Financing Fees

Costs incurred upon the issuance of our debt instruments are capitalized and amortized over the life of the associated debt instrument on a straight-line basis, in a manner that approximates the effective interest method. If the debt instrument is retired before its scheduled maturity date, any remaining issuance costs associated with that debt instrument are expensed in the same period. Deferred financing fees related to our $650.0 million senior secured credit facility (the “Credit Facility”) are reported in “Long-term debt, net of current portion” as a direct reduction from the carrying amount of our outstanding long-term debt. The amortization of deferred financing fees is included in interest expense.

Fair Value of Financial Instruments

For financial assets and liabilities recorded at fair value on a recurring or non‑recurring basis, fair value is the price we would receive to sell an asset, or pay to transfer a liability, in an orderly transaction with a market participant at the measurement date. In the absence of such data, fair value is estimated using internal information consistent with what market participants would use in a hypothetical transaction. In determining fair value, observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions; preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1:	Quoted prices for identical instruments in active markets.
Level 2:

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model‑derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3:	Significant inputs to the valuation model are unobservable.

Our financial instruments consist principally of cash, accounts receivable, accounts payable, and bank indebtedness. The carrying amount of cash, accounts receivable, and accounts payable, approximates fair value due to the short‑term maturity of these instruments. The carrying amount of our long‑term bank indebtedness approximates fair value based on Level 2 inputs since the Credit Facility carries a variable interest rate that is based on the London Interbank Offered Rate (“LIBOR”).

Foreign Currency Translation and Foreign Currency Transactions

Adjustments resulting from translating foreign functional currency financial statements into U.S. dollars are included in the foreign currency translation adjustment, a component of accumulated other comprehensive income.

For consolidation purposes, the assets and liabilities of our subsidiaries whose functional currency is not the U.S. dollar are translated into U.S. dollars using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income.

Goodwill and Intangible Assets

Goodwill and intangible assets are recorded at cost, or at their estimated fair values at the date of acquisition. We review goodwill and indefinite‑lived intangible assets for impairment annually in the fourth quarter of each fiscal year or on an interim basis whenever events or changes in circumstances indicate the fair value of such assets may be below their carrying amount. In conducting our annual impairment test, we first review qualitative factors to determine whether it is more likely than not that the fair value of the asset is less than its carrying amount. If factors indicate that the fair value of the asset is less than its carrying amount, we perform a quantitative assessment of the asset, analyzing the expected present value of future cash flows to quantify the amount of impairment, if any. We perform our annual impairment tests in the fourth quarter of each fiscal year.

For our annual goodwill impairment tests in the fourth quarters of 2018 and 2017, we performed a qualitative assessment to determine whether the fair value of goodwill was more likely than not less than the carrying value. Based on economic conditions and industry and market considerations, we determined that it was more likely than not that the fair value of goodwill was greater than its carrying value; therefore, the quantitative impairment test was not performed. Therefore, we did not record any goodwill impairment for fiscal years 2018 and 2017.

Our intangible assets consist of indefinite-lived intangible assets, including tradename and trade dress, and definite-lived intangible assets such as customer relationships, trademarks, patents, non-compete agreements, and other intangibles assets, such as copyrights and domain name. Tradename, customer relationships, and non‑compete agreements resulted from our acquisition of Coolers in 2012. We also capitalize the costs of acquired trademarks, trade dress, patents and other intangibles, such as copyrights and domain name assets. Intangible assets resulting from the acquisition of Rambler On totaled $3.7 million.

In addition, external legal costs incurred in the defense of our patents and trademarks are capitalized when we believe that the future economic benefit of the intangible asset will be increased, and a successful defense is probable. In the event of a successful defense, the settlements received are netted against the external legal costs that were capitalized. Capitalized patent and trademark defense costs are amortized over the remaining useful life of the asset. Where the defense of the patent and trademark maintains rather than increases the expected future economic benefits from the asset, the costs would generally be expensed as incurred. The external legal costs incurred and settlements received may not occur in the same period. Costs incurred during fiscal 2016, fiscal 2017, and fiscal 2018 primarily relate to external legal costs incurred in the defense of our patents and trademark, net of settlements received.

Income Taxes

We provide for taxes at the enacted rate applicable for the appropriate tax jurisdictions. Deferred taxes are provided on an asset and liability method, which requires the recognition of deferred tax assets and liabilities for expected future consequences of temporary differences between the financial reporting and income tax bases of assets and liabilities using enacted tax rates. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Tax filing positions are evaluated, and we recognize the largest amount of tax benefit that is more likely than not to be sustained upon examination by the taxing authorities based on the technical merits of the tax position. Settlements with tax authorities, the expiration of statutes of limitations for particular tax positions, or obtaining new information on particular tax positions may cause a change to the effective tax rate. We recognize interest and penalties related to unrecognized tax benefits in the provision for income taxes in the consolidated statements of operations.

In December 2017, the Tax Cuts and Jobs Act (the “Tax Act”), was passed into law, significantly reforming the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Tax Act had a substantial impact on our income tax expense for the year ended December 30, 2017, primarily due to the revaluation of our net deferred tax asset based on a prospective U.S. federal income tax rate of 21%. See Note 6 for further discussion.

 Inventories

Inventories are comprised primarily of finished goods and are generally valued at the lower of weighted-average cost or net realizable value. Net realizable value is defined as the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. We make ongoing estimates relating to the net realizable value of inventories based upon our assumptions about future demand and market conditions.

Property and Equipment

We record property and equipment at their original acquisition costs and we depreciate them based on a straight‑line method over their estimated useful lives. Expenditures for repairs and maintenance are expensed as incurred, while asset improvements that extend the useful life are capitalized. The useful lives for property and equipment are as follows:

Leasehold improvements	lesser of 10 years, remaining lease term, or estimated useful life of the asset
Molds and tooling	3 - 5 years
Furniture and equipment	3 - 7 years
Computers and software	3 - 7 years

Research and Development Costs

Research and development costs are expensed as incurred. Employee compensation, including stock-based compensation costs, and miscellaneous supplies are included in research and development costs within selling, general, and administrative expenses. Research and development expenses were $10.8 million, $8.8 million, and $29.5 million, for fiscal 2018, fiscal 2017, and fiscal 2016, respectively. The research and development expenses for fiscal 2016 primarily related to non‑cash stock-based compensation costs for certain employees.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, and title and risks of ownership have passed to the customer, based on the terms of sale. Goods are usually shipped to customers with free-on-board (“FOB”) shipping point terms; however, our practice has been to bear the responsibility of the delivery to the customer. In the case that product is lost or damaged in transit to the customer, we generally take the responsibility to provide new product. In effect, we apply a synthetic FOB destination policy and therefore recognize revenue when the product is delivered to the customer. For our national accounts, delivery of our products typically occurs at shipping point, as such customers take delivery at our distribution center.

Our terms of sale provide limited return rights. We may accept, and have at times accepted, returns outside our terms of sale at our sole discretion. We may also, at our sole discretion, provide our retail partners with sales discounts and allowances. We record estimated sales returns, discounts, and miscellaneous customer claims as reductions to net sales at the time revenues are recorded. We base our estimates upon historical experience and trends, and upon approval of specific returns or discounts. Actual returns and discounts in any future period are inherently uncertain and thus may differ from our estimates. If actual or expected future returns and discounts were significantly greater or lower than the reserves we had established, we would record a reduction or increase to net sales in the period in which we made such determination.

Segment Information

We report our operations as a single reportable segment and manage our business as a single‑brand consumer products business. This is supported by our operational structure, which includes sales, research, product design, operations, marketing, and administrative functions focused on the entire product suite rather than individual product categories. Our chief operating decision maker does not regularly review financial information for individual product categories, sales channels, or geographic regions that would allow decisions to be made about allocation of resources or performance.

Shipping and Handling Costs

Amounts charged to customers for shipping and handling are included in net sales. Our cost of goods sold includes inbound freight charges for product delivery from our third‑party contract manufacturers. The cost of product shipment to our customers, which is included in selling, general and administrative expenses in our consolidated statements of operations, was $30.2 million, $25.9 million, and $22.0 million for fiscal 2018, fiscal 2017, and fiscal 2016, respectively.

Stock‑Based Compensation

We award stock-based compensation to employees and directors under our 2018 Equity Incentive Plan (“2018 Plan”), which is described more fully in Note 7. We measure compensation expense for all stock-based awards at fair value on the date of grant and recognize compensation expense over the service period for awards expected to vest. We use the Black-Scholes-Merton (“Black-Scholes”) option pricing model to determine the fair value of stock option awards. If any of the assumptions used in the Black-Scholes model changes significantly, stock-based compensation expense for future option awards may differ materially compared with the awards granted previously. Costs relating to stock‑based compensation are recognized in selling, general, and administrative expenses in our consolidated statements of operations, and forfeitures are recognized as they occur.

Valuation of Long‑Lived Assets

We assess the recoverability of our long‑lived assets, which include property and equipment and definite‑lived intangible assets, for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. An impairment loss on our long‑lived assets exists when the estimated undiscounted cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. If the carrying amount exceeds the sum of the undiscounted cash flows, an impairment charge is recognized based on the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or estimated fair value less costs to sell.

Variable Interest Entities

We evaluate our financial interests in business enterprises to determine if they represent VIEs of which we are the primary beneficiary. If such criteria are met (as discussed above in “Basis of Presentation and Principles of Consolidation”), we reflect these entities as consolidated subsidiaries. In fiscal 2016, we consolidated Rambler On as a VIE (See Note 8 for more information).

Warranty

Warranty liabilities are recorded at the time of sale for the estimated costs that may be incurred under the terms of our limited warranty. We make and revise these estimates primarily based on the number of units under warranty, historical experience of warranty claims, and an estimated per unit replacement cost. The liability for warranties is included in accrued expenses in our consolidated balance sheets. The specific warranty terms and conditions vary depending upon the product sold, but are generally warranted against defects in material and workmanship ranging from three to five years. Our warranty only applies to the original owner. If actual product failure rates or repair costs differ from estimates, revisions to the estimated warranty liabilities would be required and could materially affect our financial condition and operating results. Warranty reserves were $4.5 million and $1.9 million as of December 29, 2018 and December 30, 2017, respectively. Warranty costs included in costs of goods sold were $3.6 million, $2.6 million, and $1.4 million for fiscal 2018, fiscal 2017, and fiscal 2016, respectively.

Emerging Growth Company Status

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised financial accounting standards until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with the adoption of new or revised accounting standards and as a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates. We will remain an emerging growth company until the earliest of (i) the end of the fiscal year in which the market value of our common stock that is held by non-affiliates is at least $700 million as of the last business day of our most recently completed second fiscal quarter, (ii) the end of the fiscal year in which we have total annual gross revenues of $1.07 billion or more during such fiscal year, (iii) the date on which we issue more than $1.0 billion in non-convertible debt in a three-year period, or (iv) the end of the fiscal year in which the fifth anniversary of our initial public offering (“IPO”) occurs.

Recently Adopted Accounting Pronouncements

Effective January 1, 2018, we adopted Accounting Standards Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, applying the retrospective transition method. This ASU requires changes in the presentation of certain items, including but not limited to debt prepayment or debt extinguishment costs; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies and distributions received from equity method investees. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Effective January 1, 2018, we adopted ASU No. 2017-09, Modifications to Share-Based Payment Awards, and it will be applied prospectively to future modifications of our unit-based awards, if any. This guidance clarifies when changes in the terms or conditions of share-based payment awards must be accounted for as modifications under existing guidance. The guidance requires that entities apply modification accounting unless the award’s fair value, vesting conditions and classification as an equity or liability instrument are the same immediately before and after the change.

Recent Accounting Guidance Not Yet Adopted

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014 09, Revenue from Contracts with Customers: (Topic 606). which replaced existing revenue recognition guidance. The updated guidance requires companies to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the new standard requires reporting companies to disclose the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

We will adopt this standard in the first quarter of fiscal 2019 using a modified retrospective approach with the cumulative effect of initially applying the new standard recognized in retained earnings at the date of adoption. While we do not expect the adoption of this standard to have a material impact on the timing or amount of our revenue recognition, revenues for certain wholesale transactions and substantially all DTC transactions will be recognized upon shipment rather than upon delivery to the customer. Accordingly, we will record a cumulative effect adjustment increasing retained earnings by approximately $0.7 million. Enhanced disclosures will be included in our quarterly and annual consolidated financial statements beginning in 2019.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which replaces existing lease accounting guidance. The new standard is intended to provide enhanced transparency and comparability by requiring lessees to record right-of-use assets and corresponding lease liabilities on the balance sheet. The new guidance will require lessees to continue to classify leases as either operating or financing, with classification affecting the pattern of expense recognition in the income statement. For us, the amendments in this ASU are effective for annual reporting periods beginning after December 15, 2019 and interim periods within those annual periods, with early adoption permitted. We plan to adopt the standard in the first quarter of fiscal 2020. The ASU is required to be applied using a modified retrospective approach at the beginning of the earliest period presented, with optional practical expedients. We continue to assess the effect the guidance will have on our existing accounting policies and the consolidated financial statements and expect there will be an increase in assets and liabilities on the consolidated balance sheets at adoption due to the recording of right-of-use assets and corresponding lease liabilities, which may be material.

In June 2018, the FASB issued ASU 2018-07, Compensation – Stock Compensation (Topic 718). The amendments expand the scope of Topic 718, which currently only includes share-based payments to employees, to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. This ASU is effective for all organizations for fiscal years beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). This ASU eliminates, adds and modifies certain disclosure requirements for fair value measurements. Among the changes, entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy but will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019, and early adoption is permitted. For non-public entities, this ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The adoption of this standard is not expected to have a material effect on the Company’s Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350) (“ASU 2018-15”). The objective of ASU 2018-15 is to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with those incurred to develop or obtain internal-use software. The guidance is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. Early adoption is permitted. The amendments can be applied either retrospectively or prospectively. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.